UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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VerifyMe, Inc.
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VerifyMe, Inc.
Clinton Square, 75 S. Clinton Ave, Suite 510
Rochester, NY 14604
(585)-736-9400
To the shareholders of VerifyMe:

We are pleased to invite you to attend the 2018 Annual Meeting of the Shareholders (the “Annual Meeting”) of VerifyMe, Inc., a Nevada corporation (“VerifyMe” or the “Company”), which will be held at 10:00 a.m., local time on June 14, 2018 at  Nason, Yeager, Gerson, White & Lioce, P.A., 3001 PGA Boulevard, Suite 305 Palm Beach Gardens, Florida 33410, for the following purposes:

1.  To elect members to VerifyMe’s Board of Directors (the “Board”);
2.  To ratify the adoption of VerifyMe’s 2017 Equity Incentive Plan;
3.  To approve VerifyMe’s named executive officer compensation;
4.  To vote, on a non-binding advisory basis, whether a non-binding advisory vote on VerifyMe’s named executive officer compensation should be held every one, two or three years;  and
5.  To transact such other business as may properly come before the Annual Meeting.

The Board has fixed the close of business on April 30, 2018 as the date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June  14, 2018. This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:30 a.m.  Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Patrick White Patrick White Chief Executive Officer

Dated: April 30. 2018

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

VerifyMe, Inc.
Clinton Square, 75 S. Clinton Ave, Suite 510
Rochester, NY 14604
(585)-736-9400

2018 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

Why am I receiving these materials?
These proxy materials are being sent to the holders of shares of the voting stock of VerifyMe in connection with the solicitation of proxies by VerifyMe for use at the 2018 Annual Meeting (the “Annual Meeting”) to be held at 10:00 a.m. on June 14, 2018 at Nason, Yeager, Gerson, White & Lioce, P.A., 3001 PGA Boulevard, Suite 305 Palm Beach Gardens, Florida 33410. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about May 4, 2018. A copy of the Company’s Form 10-K for the year ended December 31, 2017 is being mailed concurrently with this Proxy Statement.

Who is entitled to vote?
The Board has fixed the close of business on April 30, 2018 as the record date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 84,760,454 shares of common stock outstanding. Each share of the Company’s common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. There are no shares of preferred stock that are entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?
If your shares are registered in your name with the Company’s transfer agent, Issuer Direct Corp., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How do I vote?

Record Holder

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by phone. Call 1-800-690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.
Beneficial Owner (Holding Shares in Street Name)
1.	Vote by Internet. The website address for internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What constitutes a quorum?
To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the Record Date, are represented in person or by proxy.

Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are non-routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting,  Norman Gardner, the Company’s Chairman of the Board, or Patrick White, the Company’s Chief Executive Officer are authorized to adjourn the annual meeting until a quorum is present or represented.

Which proposals are considered “Routine” or “Non-Routine”?
Proposals 1, 2, 3, and 4 are non-routine.
What is a broker non-vote?
If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the Proposals.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board on any non-routine matter. See the note below and the following question and answer.

Important rule affecting beneficial owners holding shares in street name.
Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Additionally, Brokers may not use discretion to vote shares on any of the proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How are abstentions treated?
Abstentions only have an effect on the outcome of any matter being voted on that requires the approval based on the Company’s total voting stock outstanding. On matters where abstentions have an effect, Abstentions will reduce the number of affirmative votes received, but not the required amount needed for the proposal to pass.

How many votes are needed for each proposal to pass, is broker discretionary voting allowed and what is the effect of an abstention?

Proposals		Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal
1	To elect seven members to VerifyMe’s Board of Directors;	Plurality	No	No effect*

2	To ratify the adoption of VerifyMe’s 2017 Equity Incentive Plan;	Majority of the votes cast	No	No effect*

3	To approve VerifyMe’s named executive officer compensation;	Majority of the votes cast	No	No effect*

4	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on VerifyMe’s named executive officer compensation should be held every one, two or three years;	Majority of the votes cast	No	No effect*

*Abstentions will reduce the number of affirmative votes received, but not the required percentage needed for the proposal to pass.

What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of VerifyMe, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: VerifyMe, Inc., Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY 14604 Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold VerifyMe stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: VerifyMe, Inc., Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY 14604 Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to VerifyMe shareholders with any of the proposals brought before the Annual Meeting.

Can a shareholder present a proposal to be considered at the 2019 Annual Meeting?

No business may be transacted at the 2019 Annual Meeting of shareholders (the “2019 Annual Meeting”) other than business that is: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof); (b) otherwise properly brought before the meeting by or at the direction of the Board (or any duly authorized committee thereof); or (c) in the case of an annual meeting, otherwise properly brought before the meeting by any shareholder of the Company, (i) who is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders entitled to vote at such meeting, and (ii) who complies with the notice procedures set forth in the Company’s Bylaws.

 Proposals by shareholders and persons nominated for election as directors by shareholders shall be considered at the 2019 Annual Meeting only if advance notice thereof has been timely given by the shareholder and such proposals or nominations are otherwise proper for consideration under applicable law, the Company’s Amended and Restated Articles of Incorporation, and the Company’s Amended and Restated Bylaws (the “Bylaws”). Notice of any proposal to be presented by any shareholder or of the name of any person to be nominated by any shareholder for election as a director of the Company at any meeting of shareholders shall be delivered to the secretary of the Company at its principal office not less than 60 nor more than 90 days prior to the day of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the day of the meeting, such advance notice shall be given not more than 10 days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than 70 days in advance of the 2019 Annual Meeting if the Company shall have previously disclosed, in the Bylaws, as amended, or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date.

Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons such shareholder favors the proposal and setting forth such shareholder's name and address, the number and class of all shares of each class of stock of the Company beneficially owned by such shareholder and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement, in writing, setting forth (i) the name of the person to be nominated, (ii) the number and class of all shares of each class of stock of the Company beneficially owned by such person, (iii) the information regarding such person required by Item 401 of Regulation S-B adopted by the Securities and Exchange Commission (the "SEC") (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company) and any other information regarding such person which would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had such nominee been nominated, or intended to be nominated by the Board, (iv) such person's signed consent to serve as a director of the Company if elected, (v) such shareholder's name and address and the number and class of all shares of each class of stock of the Company beneficially owned by such shareholder, (vi) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (vii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder.

The person presiding at the 2019 Annual Meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been duly given.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to VerifyMe, Inc., Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY 14604 Attention: Corporate Secretary.

We reserve the right to amend the Company’s Bylaws and any change will apply to the 2019 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to the Company’s nominees, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, 3 and Vote “Three Years” for Proposal No. 4.

PROPOSAL 1. TO ELECT MEMBERS TO VERIFYME’ BOARD OF DIRECTORS

We currently have eight directors. The terms of all of the Company’s current directors will expire at this Annual Meeting. We have adopted a resolution reducing the number of directors to seven, effective with the commencement of the opening of polls to elect directors. The Board proposes the election of the following nominees as directors:

Norman Gardner

Carl Berg

Laurence Blickman

Harvey Eisen

Marshall Geller

Howard Goldberg

Patrick White

All of the nominees listed above are currently directors of the Company. Additionally, all of the nominees have been nominated and have agreed to serve if elected. One current director has advised us that he is not a candidate for re-election. The seven persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person as a nominee before the Annual Meeting. The principal occupation and certain other information about the nominees and the Company’s executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.
DIRECTORS AND EXECUTIVE OFFICERS

Director Nominee Biographies

Norman Gardner- Mr. Gardner, the Company’s founder, was appointed as Chairman of the Board on January 28, 2017. Mr. Gardner was previously a director and Vice-Chairman of the Company from the Company’s inception in November 1999 until January 1, 2013.  Mr. Gardner was appointed to the Company’s Board for his experience with the Company in the past and his familiarity with the Company’s products. Mr. Gardner served as Chief Executive Officer of the Company from November 1999 until January 1, 2013, and from January 28, 2017 until August 9, 2017. Mr. Gardner has been a consultant to the Company since June 2017 and was previously a consultant to the Company from January 2013 until January 2017.

Carl Berg - Carl Berg has served as a director of the Company since February 27, 2018. Mr. Berg was appointed to the Company’s Board for his demonstrated track record of business and investment success. For more than the past five years Mr. Berg has been an active private investor in a large number of startup and other companies and has previously appeared in the Forbes 400 list. From December 1998 until its sale in December 2012, Mr. Berg was the founder and Chief Executive Officer of Mission West Properties, Inc., a public real estate investment trust.

Laurence Blickman - Mr. Blickman has served as a director of the Company since July 2017. Mr. Blickman was appointed to the Company’s Board based upon his demonstrated business success. Mr. Blickman has been the senior managing director of Cushman & Wakefield since 2016 when Cushman & Wakefield merged with Debenham Thouard Zadelhoff  (“DTZ”). Mr. Blickman was previously the Vice-Chairman of BT Commercial From 1988 to December 2014 and was a member of the board of directors of Cassidy Turley from December 2014 until July 2015 when Cassidy Turley  was acquired by DTZ.

Harvey Eisen - Harvey Eisen has served as a director of the Company since April 2018. Mr. Eisen is currently Chairman of the Board of GP Strategies Corp. (NYSE: GPX) and has been a director since 2002. Mr. Eisen has been Chairman of the Board and CEO of Wright Investors’ Service Holdings, Inc. (OTC Pink: WISH) since June 2007 and a director since 2004. Mr. Eisen has also served as Chairman of Bedford Oak Advisors, LLC, an investment partnership since 1998. Mr. Eisen was previously Senior Vice President of Travelers, Inc. and held various executive positions with Primerica, SunAmerica Corp., and Integrated Resources Asset Management.

Marshall Geller - Mr. Geller has served as a director of the Company since July 12, 2017. Mr. Geller was appointed to the Company’s Board for his experience as a managing partner of a private equity fund his many years of experience and expertise as an investor in and adviser to companies in various sectors as well as his experience with serving on the board of directors of other companies. Mr. Geller has been a director and a member of the audit committee of GP Strategies Corp. since 2002, and a director of Wright Investors’ Service Holdings Inc. since January 2015. Mr. Geller was a founder of St. Cloud Capital, a Los Angeles based private equity fund, and Senior Investment Advisor from December 2001 until September 2017. He has spent more than 50 years in corporate finance and investment banking, including 21 years as a Senior Managing Partner of Bear, Stearns & Co., with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East. Mr. Geller is currently on the Board of Directors of COR Capital LLC, UCLA Health System and is on the Board of Governors of Cedars Sinai Medical Center, Los Angeles. Mr. Geller also serves on the Dean's Advisory Council for the College of Business & Economics at California State University, Los Angeles. Previously Mr. Geller was a director of Guidance Software, Inc., National Holdings Corporation and California Pizza Kitchen.

Howard Goldberg - Mr. Goldberg has served as a director of the Company since July 12, 2017. Mr. Goldberg was appointed to the Board for his experience with being a director of other public companies and his legal expertise. Mr. Goldberg served as a director of Winthrop Realty Trust from 2003 until August 2016. Mr. Goldberg currently serves as a trustee for Winthrop Realty Liquidating Trust.  Mr. Goldberg has served as a director of New York REIT, Inc. since March 2017. He has been retired since 1994 after a long career as a lawyer. He provided consulting services to the Company through December 31, 2017.

Patrick White - Patrick White has served as a director of the Company since July 12, 2017. Mr. White was appointed to the Company’s Board for his experience with previously serving as the chief executive officer of a public company. Mr. White was previously a business consultant to Document Security Systems, Inc. from 2012 to 2015 and has been a director of U-Vend, Inc. since 2009. Mr. White was a Financial Adviser for the Monroe County Government from April 2016 until May 2017. Mr. White worked as an independent consultant from March 2015 until March 2016 and as a Consultant for Document Security Systems, Inc. from 2012 until March 2015. Mr. White was a consultant to the Company from June 1, 2017 through August 14, 2017, when he was appointed Chief Executive Officer.

CURRENT DIRECTORS

The following table represents the Company’s current directors and their current position on the Board, if any:

Directors

Name	Age	Position
Norman Gardner	75	Chairman and Director
Carl Berg	80	Director
Laurence Blickman	65	Director
Harvey Eisen	75	Director
Marshall Geller	79	Director
Howard Goldberg	72	Director
Patrick White	65	Director
Lawrence Schafran	79	Director

Executive Officers

Name	Age	Position
Patrick White	65	Chief Executive Officer and President
Norman Gardner	75	Secretary and Treasurer
James Cardwell	59	Chief Financial Officer

Patrick White - See above for Mr. Patrick White’s biography.

Norman Gardener - See above for Mr. Norman Gardner’s biography.

James Cardwell - Mr. Cardwell was appointed as the Company’s Chief Financial Officer on January 11, 2018. Since July 2015, Mr. Cardwell has been the Chief Operating Officer of CFOS and has assisted companies with SEC financial reporting and tax compliance. Mr. Cardwell is a certified public accountant in New York. From June 2011 to January 2015, Mr. Cardwell was CFO of S2BN Entertainment.

Family Relationships

There are no family relationships among the Company’s directors and/or executive officers.

Board responsibilities

The Board oversees, counsels, and directs management in regard to the long-term interests of the Company and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of the Company. The Board is not involved in the operating details on a day-to-day basis. In May 2017, the Board formed an Executive Committee of three Directors —Messrs. Gardner, Goldberg and Schafran— which has all of the powers of the Board and actively interacts with management.

Board committees and charters

The Board and its committees meet throughout the year and act by written consent from time to time as appropriate. The Board delegates various responsibilities and authority to its Board committees.  On September 5, 2017, the Board established three committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee which function in addition to the Executive Committee.

The following table identifies the current committee members:

Name	Executive Committee	Audit	Compensation	Governance and Nominating
Laurence Blickman		X	X	X
Harvey Eisen		X
Norman Gardner	X
Marshall Geller			X	X
Howard Goldberg	X			X

Lawrence Schafran	X	X

Director Independence

With the exception of Mr. White and Mr. Gardner, our Board determined that all of our present directors are independent in accordance with standards under the Nasdaq Listing Rules.

Our Board determined that as a result of being a consultant to the Company, Mr. Gardner is not an independent director of the Executive Committee, and, because he is an employee, Mr. White would not be an independent director under the Nasdaq Listing Rules.

Our Board has determined that Laurence Blickman, Harvey Eisen and  Larry Schafran are independent under the Nasdaq Listing Rules’ independence standards for Audit Committee members. Our Board has also determined that Laurence Blickman and Marshall Geller are independent under the Nasdaq Listing Rules independence standards for Compensation Committee members. Our Board has also determined that Marshall Geller and Howard Goldberg are independent under the Nasdaq Listing Rules independence standards for Governance and Nominating committee members.

Committees of the Board of Directors

Executive Committee

The Executive Committee, which currently consists of Norman Gardner, Lawrence Schafran, and Howard Goldberg is responsible for acting when the full Board is not in session. The Board formed the Executive Committee in 2017. The Executive Committee had four meetings in 2017 and acted by unanimous consent on 13 occasions.

Audit Committee

The Audit Committee, which currently consists of Laurence Blickman, Harvey Eisen, and Larry Schafran monitors the integrity of the financial statements of the Company, monitors the independent registered public accounting firm’s (the “Auditors”) qualifications and independence, monitors the performance of the Company’s internal audit function and the Auditors, and monitors the compliance by the Company with legal and regulatory requirements. It also meets with our Auditors to review the results of their audit and review of our annual and interim consolidated financial statements. The Audit Committee meets frequently, often on a biweekly basis, as it monitors spending and at least on a quarterly basis to discuss with management the annual audited financial statements and quarterly financial statements. It also provides general  corporate  matters. The Audit Committee held six meetings in 2017.

Audit Committee Financial Expert

Our Board has determined that each of Harvey Eisen and Larry Schafran is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC, in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee, which currently consists of Laurence Blickman and Marshall Geller, is to review VerifyMe’s compensation of our executive officers and make recommendations to the Company regarding compensation. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the Company’s Equity Incentive Plans. The Compensation Committee held no meetings in 2017.

Compensation Committee Interlocks and Insider Participation

Laurence Blickman and Marshall Geller both had a related person transaction requiring disclosure under Item 404 of Regulation S-K. See “Related Person Transactions” beginning at page 15.

Governance and Nominating Committee

The Governance and Nominating Committee, which consists of Laurence Blickman, Marshall Geller and Howard Goldberg, is required to review the management of the Company and make recommendations to the Board concerning the Company’s corporate governance and nominate members of the Board. The Governance and Nominating Committee held no meetings in 2017.

Number of meetings of the board for fiscal year 2017

For 2017, the Board had four meetings. There were no directors who attended fewer than 75 percent of the total meetings or committee meetings of the Board for 2017.

Board diversity

While we do not have a formal policy on diversity, the Board considers diversity to include the skill set, background, reputation, type and length of business experience of the Board members as well as a particular nominee’s contributions to that mix.  The Board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its shareholders.  Although there are many other factors, the Board seeks individuals with experience on operating and growing businesses.

Board leadership structure

Mr. Norman Gardner serves as the Chairman of the Board and actively interfaces with management, the Board and counsel on a daily basis.  We believe that this Board leadership structure is the most appropriate for the Company.

Board risk oversight

The Company’s risk management function is overseen by the Board. The Company’s management keeps the Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Mr. Norman Gardner works closely together with the other members of the Board once material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, the Company’s independent directors may conduct the assessment. Presently, the primary risk affecting us is the Company’s ability to generate revenue.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to the Company’s directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior. The code of business conduct and ethics is available on the Company’s website at http://www.verifyme.com/code-conduct and the Company will provide a copy, without charge, to anyone that requests one in writing to VerifyMe, Inc., Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY 14604 Attention: Corporate Secretary.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s common stock to file initial reports of ownership and changes in ownership of the Company’s common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, we believe that the following Company officers, directors and 10% beneficial owners failed to comply with Section 16(a) as of the end of fiscal year 2017: Laurence Blickman (four transactions); Marshall Geller (two transactions ); Larry Schafran (four transactions); Claudio Ballard (one transaction) and Paul Klapper, one of the Company’s former directors (11 transactions).

Communication with the Company’s Board

Although VerifyMe does not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at VerifyMe, Inc., Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY 14604 Attention: Corporate Secretary. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Related person transactions
In addition to Employment and Consulting Agreements disclosed elsewhere in this Proxy Statement, we engaged in a number of transactions with our executive officers and directors.

In August 2017, the Company issued Norman Gardner 10,000,000 stock options, exercisable at $0.07 per share, in accordance with the terms of his Consulting Agreement. In January 2018,  Norman Gardner made a cashless exercise of options related to services in 2017, amounting to an issuance of 4,027,778 shares.

In February and March 2017, in connection with loans made to the Company, Laurence Blickman lent the Company $276,000  and was issued notes and a total of 6,125,000 warrants, exercisable at $0.07, to purchase shares of the Company’s common stock. The notes were subsequently converted at the same consideration as the Company’s private placement and the warrants were cancelled prior to exercise. As a result he received 4,022,611 shares of common stock and the same number of $0.15 five-year warrants.

In connection with the conversion of the Company’s Series D Convertible Preferred Stock and warrants the Company issued a total of 2,482,145 shares of common stock to entities owned by Laurence Blickman.

In 2017 the Company authorized a private placement with a maximum offering amount of $2,100,000 (the “Offering”) allowing investors to purchase units consisting of 715,000 shares of common stock and 715,000 five-year warrants exercisable at $0.15 per share. As previously discussed in the Company’s filing on January 25, 2018, on Form 8-K, in January 2018 the Company approved an increase in the offering. The following directors or former directors of the Company purchased the following securities  in connection with the Offering:

•	Carl Berg - $400,000 for 5,720,000 shares and 5,720,000 warrants;
•	Laurence Blickman $291,777 for 4,172,411 shares and 4,172,411 warrants;
•	Harvey Eisen - $50,000 for 715,000 shares and 715,000 warrants;
•	Marshall Geller - $250,000 for 3,575,000 shares and 3,575,000 warrants;
•	Howard Goldberg - $115,000 for 1,644,500 shares and 1,644,500 warrants ;
•	Larry Schafran - $115,000 for 1,644,500 shares and 1,644,500 warrants (including shares issued to a member of Schafran’s household);
•	Paul Klapper - $26,000 for 371,800 shares and 371,800 warrants.

In August 2017, the  Company granted Laurence Blickman, Marshall Geller, Howard Goldberg, Claudio Ballard, Lawrence Schafran, and Paul Klapper each 300,000 shares of restricted common stock vesting quarterly over one-year period subject to continued service as of each applicable vesting date (the “August Grant”). In February 2018, Carl Berg was appointed to the Board and granted 300,000 shares of restricted common stock vesting quarterly over one-year period subject to continued service as of each applicable vesting date (the “February Grant”). Effective April 23, 2018, the Board approved the immediate vesting of all restricted stock grants made in the August Grant (except Mr. Klapper) and the February Grant.

On February 19, 2018, the Company authorized a warrant reduction program (the “Program”) permitting warrant holders of the Company’s outstanding $0.15 warrants to exercise their warrants for $0.10 (the “Reduced Price”) under the terms of the Program. As of April 24, 2018, the Company has received total gross proceeds of approximately $1,763,027 from the exercise of warrants under the Program at the Reduced Price. Included in the above amounts are gross proceeds of $1,097,624 from directors of the Company including $572,000 from Carl Berg, $110,000 from Marshall Geller, $71,5000 from Harvey Eisen, and $334,123 from Laurence Blickman.

In January 2017, in connection with loans made to the Company,  Paul Klapper was issued notes and a total of 1,000,000 warrants, exercisable at $0.07, to purchase shares of the Company’s common stock. The notes were subsequently converted at the same consideration as the Company’s private placement and the warrants were cancelled prior to exercise.

On October 19, 2017, the Company issued 464,775 shares of common stock to Paul Klapper, a former director, in connection with a $25,000 loan made to the Company on October 9, 2014, by  an entity he controls.

In January 2018, the Company issued 1,749,683 shares to Paul Klapper relating to a note payable conversion that took place in June 2017 prior to the time he became a director.

In March 2018, the Company entered into a Confidential Settlement Agreement (the “Settlement Agreement”) with Paul Klapper, who was at the time a member of the Company’s Board, and certain other parties named in the Settlement Agreement. Pursuant to the terms of the Settlement Agreement, the Company (i) paid a total of $500,000 (the “Settlement Amount”) to a fund controlled by Paul Klapper and an additional party and (ii) issued a total of 1,000,000 shares of the Company’s common stock to  the fund and the third party (the “Settlement Shares”). The Settlement Agreement provides for the cancellation of certain revenue sharing agreements, as of March 31, 2018, between the Company and Mr. Klapper (or an affiliate) and the third party, and terminates the Company’s obligation to issue Mr. Klapper or affiliates warrants to purchase 3.7 million shares of the Company’s common stock at an exercise price of $0.40 per share.  As a condition of entering into the Settlement Agreement, the Company accelerated the vesting of 150,000 shares of restricted common stock held by Mr. Klapper which were part of the 300,000 share August 2017 grant.  Additionally, the Company agreed to register a number of shares of common stock held by Mr. Klapper, the third party, and funds Mr. Klapper controls on behalf of investors in the funds. Mr. Klapper joined the Board on July 14, 2017 and resigned as of March 31, 2018.

On April 25, 2018, the Company approved the payment of $30,000 to Mr. Laurence Blickman for the services he rendered in connection with negotiating and resolving the transactions pertaining to the Settlement Agreement.

Voting securities and principal holders thereof

The following table sets forth the number of shares of VerifyMe’ common stock beneficially owned as of the Record Date by (i) those persons known by VerifyMe to be owners of more than 5% of its common stock, (ii) each director and director nominee, (iii) the Named Executive Officers (as disclosed in the Summary Compensation Table), and (iv) VerifyMe’ executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: VerifyMe, Inc., Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY 14604 Attention: Corporate Secretary.
Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)		Percent Beneficially Owned (1)

Named Executive Officers:

Common Stock	Norman Gardner (2)	9,464,469		10.50%
Common Stock	Thomas Nicolette (3)	127,946		*
Common Stock	Patrick White (4)	5,000,000		5.57%
_
Non-Officer Directors:
Common Stock	Carl Berg	11,740,000	(5)	13.85%
Common Stock	Laurence Blickman	17,407,380	(6)	19.94%
Common Stock	Harvey Eisen	1,430,000	(7)	1.69%
Common Stock	Marshall Geller	7,450,000	(8)	8.54%
Common Stock	Howard Goldberg	3,636,755	(9)	4.21%
Common Stock	Lawrence Schafran	4,414,000	(10)	5.06%
Common Stock	All directors and executive officers as a group (9 persons)	60,670,550		58.1%

5% Shareholders:
Common Stock	Stephen Silver (11)	4,903,068		5.68%

* indicates less than 1%

(1)
Based on 84,760,454 shares of common stock issued and outstanding as of April 27, 2018. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, VerifyMe believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days.

(2)
Mr. Gardner was previously the Company’s Chief Executive Officer from February 1, 2017 until August 15, 2017.  Consists of 4,049,469 shares of common stock, 165,000 shares of common stock underlying warrants exercisable at $0.11 per share, 250,000 shares of common stock underlying warrants exercisable at $0.25 per share, and 5,000,000 stock options exercisable at $0.07 per share held directly by Mr. Gardner. Mr. Gardner’s beneficial ownership is subject to a 10% ownership limitation contained within his consulting agreement. Does not include Mr. Gardner’s minority ownership of an entity that holds the Company’s Series A Convertible Preferred Stock which currently equates to 44,820 shares.

(3)	Mr. Nicolette was appointed Chief Executive Officer on May 1, 2016 and resigned on January 31, 2017. Consists of 127,946 shares of common stock held by Mr. Nicolette directly.
(4)
Mr. White has been the Company’s Chief Executive Officer since August 15, 2017. Consists of 5,000,000 shares of common stock underlying stock options exercisable at $0.07 per share held by Mr. White directly.

(5)
Consists of 300,000 shares of common stock held directly by Mr. Berg and 11,440,000 shares of common stock held by Berg & Berg Enterprises, LLC (“BB”), which are beneficially owned by Mr. Berg, the managing member and primary owner of BB. The address for Mr. Berg and BB is 10050 Bandley Dr., Cupertino CA, 95014.

(6)
Consists of 674,426 shares of common stock held by the Blickman 2005 Family Trust which are beneficially owned by Mr. Blickman; 2,517,863 shares of common stock underlying warrants exercisable at $0.15 per share and 7,900,181 shares of common stock held by the Laurence J. Blickman ’91 Trust which are beneficially owned by Mr. Blickman; 5,158,381 shares of common stock held by the Laurence J. Blickman Defined Benefit Plan which are beneficially owned by Mr. Blickman; and 1,156,529 shares of common stock held by the Blickman SEP IRA which are beneficially owned by Mr. Blickman.

(7)	Consists of 1,430,000 shares of common stock held directly by Mr. Eisen. The address for Mr. Eisen is 177 West Putnam Avenue, Greenwich CT 06830.
(8)
Consists of 1,716,000 shares of common stock underlying warrants exercisable at $0.15 per share and 2,016,000 shares of common stock held by Mr. Geller; 759,000 shares of common stock underlying warrants exercisable at $0.15 per shares and 2,959,000 shares of common stock held by the Marshall & Patricia Geller Living Trust which are beneficially owned by Mr. Geller.

(9)	Consists of 1,644,500 shares of common stock underlying warrants exercisable at $0.15 and 1,992,255 shares of common stock held by Mr. Goldberg.
(10)
Consists of 1,644,500 shares of common stock underlying warrants exercisable at $0.15 per share, 825,000 shares of common stock underlying stock options and 1,944,500 shares of common stock held by Mr. Schafran and Mr. Schafran’s spouse which are deemed to be beneficially owned by Mr. Schafran.

(11)
Consists of 828,068 shares of common stock and 715,000 shares of common stock underlying warrants, exercisable at $0.15 per share, held directly by Mr. Silver; 1,930,000 shares of common stock and 1,430,000 shares of common stock underlying warrants, exercisable at $0.15 per share, held by the Stephen H. Silver Family Trust Dated 12/7/12.

Summary Compensation Table

The following information is related to the compensation paid, distributed or accrued by us for the years ended December 31, 2017 and 2016 to our Chief Executive Officer (principal executive officer) and former Chief Executive Officers serving during the last fiscal year.

Summary Compensation Table

				Stock	Option	All Other	Total
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation
Position	Year	($)	($)	($) (1)	($) (1)	($)	($)

Patrick White (2)	2017	56,250	-	-	240,631	25,000	321,881
CEO

Norman Gardner (3)	2017	75,000	-	-	682,007	62,529	819,536
Former CEO & Secretary
Treasurer

Thomas Nicolette (4)	2017	6,483	-	-	-	26,007	32,490
Former CEO	2016	72,354	-	-	-	49,885	122,239

 (1) Represents the grant date fair value of the option award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation – Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 1 of the Financial Statements to our Form 10-K for the year ended December 31, 2017.

 (2) - Mr. White was appointed Chief Executive Officer on August 15, 2017.

(3) - Mr. Gardner was appointed Chief Executive Officer on February 1, 2017 and resigned on August 15, 2017. Mr. Gardner remains the Company’s Chairman of the Board.

(4) - Mr. Nicolette was appointed Chief Executive Officer on May 1, 2016 and resigned on January 31, 2017.

Employment and Compensation Agreements

Patrick White entered into a two-year Employment Agreement with the Company in August 2017. Under that Employment Agreement, Mr. White receives annual compensation of $200,000 per year of which $50,000 is being deferred until the earlier of: (i) the Company has positive cash flow from operations; (ii) approval by the Board’s Compensation Committee; or (iii) August 9, 2019. Mr. White received a grant of 5,000,000 five-year stock options exercisable at $0.07 per share of which 3,000,000 vested upon execution of the Company’s standard Stock Option Agreement and the remaining 2,000,000 vest annually, in equal increments over a two year period. Mr. White received an additional grant of 2,000,000 five-year vested stock options exercisable at $0.07 per share. In the event of termination of Mr. White’s Employment Agreement without cause, Mr. White is entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his salary at the rate in effect on the date of such termination, and a continuation of benefits for a period of six-months. Additionally, in the event of termination, all options granted to Mr. White shall immediately vest and he shall be entitled to exercise those options for a period of one-year from the date of termination.

On June 29, 2017, the Company entered into a Consulting Agreement with Norman Gardner. Under the terms of the Consulting Agreement Norman Gardner will receive a monthly consulting fee of $12,500 over a three-year term beginning June 30, 2017. The Consulting Agreement provides that the Company will reimburse Mr. Gardner for up to $1,000 a month for health insurance and other medical expenses and will provide Mr. Gardner with a grant of 10,000,000 stock options exercisable at $0.07 per share which are fully vested and exercisable over a five-year term. In the event of termination without cause, Mr. Gardner is entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his consulting fee, and a continuation of benefits for a period of six-months. The Consulting Agreement further provides for 12 months of severance and health insurance reimbursement if it is terminated without cause and 18 months of severance and health insurance reimbursement upon a change of control if Mr. Gardner terminates the Agreement within one year of the change of control.

On October 6, 2017, the Company entered into a Compensation Agreement with Howard Goldberg, terminating the Company’s prior Agreement with Mr. Goldberg. Under the Compensation Agreement, the Company issued Mr. Goldberg the equivalent of $100,000 worth of units in its private placement, equivalent to 1,430,000 shares of common stock and 1,430,000 five-year warrants exercisable at $0.15 per share. All of the shares and warrants vested as of December 31, 2017. The $100,000 was comprised of $57,750 owed to Mr. Goldberg for consulting services, $10,750 due to Norman Gardner as accrued compensation which was transferred to Mr. Goldberg, and one-half of a loan made by a third party valued at $31,500 which Mr. Goldberg was entitled to.

On January 9, 2018,  the Company entered into a Consulting Services Agreement with the CFO Squad LLC (the “CFOS”). Pursuant to the terms of the Consulting Services Agreement, CFOS provides the Company with outsourced chief financial services, accounting and pre-audit services for $48,000 per year, payable in equal monthly amounts. On January 11, 2018, in connection with the Consulting Services Agreement, the Company appointed Mr. James S. Cardwell as Chief Financial Officer (“CFO”), on a part-time basis. Under a one-year Consulting Agreement, Mr. Cardwell is being compensated at an annual rate of $12,000, per year, payable in equal monthly amounts. Either party may terminate the Consulting Services Agreement upon 10 days written notice and either party may terminate the Consulting Agreement upon 10 days written notice.

In August 2017 the Company entered into a one-year Consulting Agreement with Mr. Vasan Thatham, the Company’s former Chief Financial Officer, to compensate Mr. Thatham at an annual rate of $48,000, per year, payable in equal monthly amounts. The Company provided Mr. Thatham with the required 60 days’ notice of termination in Mr. Thatham’s Consulting Agreement in January 2018 after learning of his serious health issues.

Outstanding equity awards at fiscal year-end

The table in the “Summary Compensation Table” section of this Proxy Statement sets forth the outstanding equity awards for the Company’s Named Executive Officers as of the end of our fiscal year ended December 31, 2017.

The table in the “Director Compensation” Section of this Proxy Statement sets forth the outstanding equity awards for the Company’s Directors as of the end of our fiscal year ended December 31, 2017.

Except for those listed in the “Summary Compensation Table” and “Director Compensation” sections of this Proxy Statement, there were no outstanding equity awards at the end of our fiscal year ended December 31, 2017.

Director Compensation for the Fiscal Year ending 2017

		Stock		Option	Other	Total
Name and Principal		Awards		Awards	Compensation	Compensation
Position	Year	($)		($)	($)	($)
Norman Gardner	2017	682,007	(2)			682,007
Laurence Blickman (3)	2017	4,388				4,388
Marshall Geller (3)	2017	4,388				4,388
Howard Goldberg (3)	2017	4,388	(4)	21,829	100,000	126,167
Claudio Ballard (1) (3)	2017	4,388				4,388
Paul Klapper (3) (5)	2017	4,388				4,388
Lawrence G. Schafran (3)	2017	4,388				4,388
Patrick White	2017	240,631	(2)			240,631
(1) Deceased.
(2) Represents the grant date fair value of an option award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation – Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 1 of our Consolidated Financial Statements on our Form 10-K for the year ended December 31, 2017.
(3). Represents a grant of 300,000 shares of restricted common stock in August 2017, vesting quarterly subject to continued service as a director. See the “Related Person Transactions” section above for a description of the accelerated vesting of the restricted common stock.
(4). Includes 1,430,000 vested five-year Warrants included as Non-equity incentive plan compensation.
(5).  See “Related Person Transactions” beginning at page with respect to acceleration of Mr. Klapper’s options and related transactions.
Our non-employee directors are eligible to receive options, restricted stock and other equity linked grants under our equity incentive plans.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
(a)	(b)	(c)	(d)	(e)	(f)
Norman Gardner	10,415,000			(1)	(2)
Thomas Nicolette	100,000 (3)			$0.01	5/01/2021
Patrick White	5,000,000	2,000,000		(4)	8/15/2022

(1) 10,000,000 options are exercisable at $0.07 per share, 165,000 options are exercisable at $0.11 per share, and 250,000 options are exercisable at $0.25 per share.

(2) 10,000,000 options expire on June 28, 2022, and 415,000 options expire on December 21, 2021.

(3) Subsequently exercised in February 2018.

(4) 5,000,000 options are exercisable on 08/15/2017, 1,000,000 options are exercisable on 8/15/2018, and 1,000,000 are exercisable on 8/15/2019.

Equity compensation plan information

During 2013, the Board adopted, and our shareholders approved, a new comprehensive incentive compensation plan (the “2013 Plan”) which served as the successor incentive compensation plan to a 2003 Stock Option Plan covering (i) 20,000,000 new shares of our common stock, plus (ii) the number of shares of our common stock subject to outstanding grants under the 2003 Plan as of the date of the 2013 Annual Meeting, plus (iii) the number of shares of our common stock remaining available for issuance under the 2003 Plan.

The 2013 Plan covers 22,013,530 outstanding options and no longer will be used for future grants.

On November 14, 2017, the Company adopted the Company’s 2017 Equity Incentive Plan (the “Plan”) which provides for the issuance of awards covering 13,000,000 shares of common stock under the Plan. Awards granted under the Plan may be Incentive Stock Option, Non-Qualified Stock Options, Stock Appreciation Rights, or Restricted Stock Units which are awarded to all employees, consultants and directors of the Company.

Equity compensation plan information as of December 31, 2017

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders*	22,013,530	$0.11	n/a
Equity compensation plans not approved by security holders	0	n/a	13,050,000
Total	22,013,530	$0.11	13,050,000

* As of December 31, 2017, under the 2013 Equity Incentive Plan and 2017 Equity Incentive Plan.

Legal proceedings

From time to time, the Company may be a party to, or otherwise involved in, legal proceedings arising in the normal course of business. As of the date of the mailing of this proxy statement, the Company is not aware of any proceedings, threatened or pending, against it which, if determined adversely, would have a material effect on its business, results of operations, cash flows or financial position.
Principal Accounting Fees and Services

All of the services provided and fees charged by MaloneBailey, LLP, our principal accountant, were approved by our Audit Committee. The following table shows the fees paid to MaloneBailey, LLP for the fiscal year ended December 31, 2017 and the fees paid to our former auditor, Morison Cogen LLP, for the fiscal year ended December 31, 2016.

	Year Ended December 31, 2017 ($)	Year Ended December 31, 2016 ($)
Audit Fees – Morison Cogan (1)	59,500	66,900
Audit Fees – MaloneBailey (1)	38,000	0
Audit Related Fees (2)	4,000	0
Tax Fees	0	0
All Other Fees	0	0
Total	101,500	66,900

———————

(1)
Audit fees – these fees relate to services rendered for the audits of our annual consolidated financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees – these fees relate to audit related consulting.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services. All of the services provided and fees charged by MaloneBailey, LLP were approved by our Audit Committee.

PROPOSAL 2. TO RATIFY THE ADOPTION OF THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

The Board has adopted a resolution declaring it advisable and in the best interests of VerifyMe and its shareholders that the Plan be approved by our shareholders. The Board recommends that such proposal be submitted to VerifyMe’s shareholders at the Annual Meeting. A copy of the Plan is attached to this Proxy Statement as Annex A.

Overview and purpose of the shareholder approval

The Plan, will allow us to incentivize the Company’s key employees with long-term compensation awards, such as stock options and restricted stock. Equity incentives may form an integral part of the compensation paid to the Company’s employees, particularly those in positions of key importance. Approval of the Plan is therefore critical to the Company’s ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today.

No appraisal rights

Shareholders have no rights under the Nevada Revised Statutes or under the Company’s charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Plan.

Description of the Plan

In the following paragraphs we provide a summary of the terms of the Plan.

Background

The Plan is a broad-based equity incentive plan in which all employees, consultants and directors of the Company and its affiliates and such other individuals designated by the Board or committee administering the plan who are reasonably expected to become employees, consultants and directors are eligible to participate (collectively the “Eligible Parties”). The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its Eligible Parties who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become Eligible Parties of the Company.

Administration and eligibility

The Plan is to be administered by the Board, or by the Compensation Committee if appointed by the Board to administer the Plan, which collectively we refer to as the “Administrator.” The Board may delegate to officers of the Company the power to grant awards to the extent permitted by the laws of the state of Nevada.

Awards granted under the Plan may be Incentive Stock Option (“ISOs”), Non-Qualified Stock Options, Stock Appreciation Rights (“SARs”) or Restricted Stock which are awarded to Eligible Parties, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to the Company’s success.

The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion. As of the Record Date, approximately nine Eligible Parties were eligible to participate in the Plan.

Stock options

The Administrator may grant either qualified options, which are options that qualify as ISOs under Section 422(b) of the Code, or Non-Qualified Stock Options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the last trading day prior to the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the trading date before the option is granted.

Stock appreciation rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted stock awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted stock units

A restricted stock unit gives the recipient the right to receive a number of shares of the Company’s common stock on the applicable vesting or other dates. Delivery of the underlying restricted stock may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Term, termination and amendment

The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate 10 years after the effective date of the Plan. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan; provided, however, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws or required by the rules of the principal national securities exchange or trading market upon which the Company’s common stock trades.

The Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee. In addition, any amendment of the purchase price or exercise price of any outstanding award will not be effective without shareholder approval.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

All vested or unvested awards are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of the Company including a termination of employment for cause, violating the Company’s insider trading guidelines, breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to be available to the Company after termination of employment if such failure is a condition of any agreement, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company or its affiliates as determined by the Board. Any award in the Plan which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Board).

Adjustments upon changes in capitalization

The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator.

Federal income tax consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted stock awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award except to the extent that award is vested or not subject to a substantial risk of forfeiture. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock award, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Stock options

The recipient does not recognize any taxable income as a result of a grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a Non-Qualified Stock Option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an ISO, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the ISO or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the ISO; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gains treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock appreciation rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to cash received or the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

Except for ISOs, all awards are transferable subject to compliance with the securities laws and the Plan. ISOs are only transferable by will or by the laws of descent and distribution.

Equity compensation plan information

The Company had not granted any equity compensation as of the Record Date.

New plan benefits

Because future grants of awards under the Plan are subject to the discretion of the Board or the Compensation Committee, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving shareholder approval of the grant.

The Board recommends a vote “For” this proposal.

PROPOSAL 3. TO APPROVE VERIFYME’S NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to VerifyMe’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Board recommends a vote “For” this proposal.

PROPOSAL 4. TO VOTE, ON A NON-BINDING ADVISORY BASIS, WHETHER A NON-BINDING ADVISORY VOTE ON VERIFYME’S NAMED EXECUTIVE OFFICER COMPENSATION SHOULD BE HELD EVERY ONE, TWO OR THREE YEARS

In addition to the advisory vote on executive compensation described in Proposal 3, pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote, on a non-binding, advisory basis, on the frequency of future votes to approve the compensation of our Named Executive Officers. This non-binding “frequency” vote is required to be submitted to our shareholders at least once every six years. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our Named Executive Officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every third year. Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is nonbinding, the Board will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

The Board recommends that the shareholders vote to conduct future advisory votes to approve the compensation of our Named Executive Officers every three years.

OTHER MATTERS

VerifyMe has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, VerifyMe will cancel your previously submitted proxy.

VERIFYME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – June 14, 2018 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

PHONE:	Call 1-800-690-6903

INTERNET:	https://www.proxyvote.com

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MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Patrick White and Norman Gardner as proxy, with the power to appoint a substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of VerifyMe that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 a.m., local time on June 14, 2018, at Nason, Yeager, Gerson, White & Lioce, P.A., 3001 PGA Boulevard, Suite 305, Palm Beach Gardens, Florida 33410, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations.  If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

The Board of Directors recommends you vote FOR the following Nominees:

1.          To elect members of VerifyMe’s Board of Directors.

Norman Gardner	FOR ☐	WITHHELD ☐

Carl Berg	FOR ☐	WITHHELD ☐

Laurence Blickman	FOR ☐	WITHHELD ☐

Harvey Eisen	FOR ☐	WITHHELD ☐

Marshall Geller	FOR ☐	WITHHELD ☐

Howard Goldberg	FOR ☐	WITHHELD ☐

Patrick White	FOR ☐	WITHHELD ☐

The Board of Directors recommends you vote FOR each of the following Proposals (you may vote for one answer to proposal 4):

2. To ratify the adoption of VerifyMe’s Equity Incentive Plan	FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To approve VerifyMe’s named executive officers compensation.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on VerifyMe’s named executive officer compensation, should be held every one, two or three years.	1 YEAR [ ] 2 YEARS [ ] 3 YEARS [ ] ABSTAIN [ ]

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Annex A

VERIFYME, INC.
2017 EQUITY INCENTIVE PLAN

1.             Scope of Plan; Definitions.

(a)          This 2017 Equity Incentive Plan (the “Plan”) is intended to advance the interests of VerifyMe, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as (“Options”). Options, Restricted Stock and RSUs are sometimes referred to hereafter collectively as (“Stock Rights”). Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b)          For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.  All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1)          the closing price on the principal market if the Common Stock is listed on a national securities exchange or the OTCQB.

(2)          if the Company’s shares are not listed on a national securities exchange or the OTCQB, then the closing price if reported or the average bid and asked price for the Company’s shares as quoted by OTC Pink;

(3)          if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4)          if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

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“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

“Trading Day” shall mean a day on which the New York Stock Exchange is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

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2.             Administration of the Plan.

(a)          The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Options granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b)          The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c)          Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers, or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

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(d)          In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

(e)          The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3.             Eligible Employees and Others.ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4.             Common Stock.The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture, or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 13,000,000 less any Stock Rights previously granted or exercised subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

5.             Granting of Stock Rights.

(a)          The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

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(b)          The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c)          A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d)          An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e)          Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

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(f)          The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6.            Sale of Shares. The shares underlying Stock Rights granted to any Officers, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7.             ISO Minimum Option Price and Other Limitations.

(a)          The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last Trading Day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b)          In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8.             Duration of Stock Rights. Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9.             Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a)          The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b)          Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

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(c)          Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)          The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10.           Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12 months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11.           Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a)          If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

(b)          If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

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12.           Assignment, Transfer or Sale.

(a)          No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

(b)          Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13.           Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14.           Adjustments Upon Certain Events.

(a)          Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b)          In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

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(c)          In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d)          Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

(e)          No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

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15.           Means of Exercising Stock Rights.

(a)          An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii)  above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or  (iii)  of the preceding sentence, such discretion need not  be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b)          Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16.           Term, Termination, and Amendment.

(a)          This Plan was adopted by the Board.  This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b)          The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on November 14, 2027.  No Stock Rights may be granted under the Plan once the Plan is terminated.  Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c)          The Board at any time, and from time to time, may amend the Plan.  Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

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(d)          The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17.           Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18.           Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19.           Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20.           Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

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21.           Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22.           Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23.           Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Company’s state of incorporation. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24.           (a)           Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1)          Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty, and violation of Company policy;

(2)          Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3)          Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4)          Competing with the Company;

(5)          Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6)          Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7)          Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8)          A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

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(b)          Forfeiture of Stock Rights Granted to Directors.          Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1)          Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2)          Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3)          Competing with the Company;

(4)          Recruitment of Company personnel after ceasing to be a director; or

(5)          A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c)          Profits on the Sale of Certain Shares; Redemption. If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of common stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company.  Further, in such event, the Company may at its option redeem shares of common stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee.  To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days.  The Company’s rights under this Section 24(c) do not lapse one year form the Termination Date but are contract rights subject to any appropriate statutory limitation period.

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